UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2005

Find/SVP, Inc.
(Exact Name of Registrant as Specified in its Charter)

New York	0-15152	13-2670985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Avenue of the Americas, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 645-4500

N/A
(Former Name or Former Address, if Changed Since Last Report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 11, 2005, Find/SVP, Inc. (the “Registrant”) issued a press release (the “Press Release”) announcing its earnings for the fiscal quarter and six months ended June 30, 2005. A copy of the Press Release is furnished herewith as Exhibit 99.1 and incorporated herein by reference. The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing. The Press Release contains financial measures that are not in accordance with generally accepted accounting principles in the United States ("GAAP"). The Registrant has provided a reconciliation within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures. EBITDA, which is defined as the Registrant’s net income (loss) before interest, income taxes, and depreciation and amortization and Adjusted EBITDA, which is defined as the Registrant’s net income (loss) before interest, income taxes, and depreciation and amortization, compensation expense from options granted “in the money”, other income, and other non-recurring charges , is presented in the earnings release because the Registrant's credit facility, which contains a term note totaling $4,500,000, maturing in 2010, and a line of credit totaling $4,500,000, includes financial and other covenants which are based on or refer to the Registrant's Adjusted EBITDA and EBITDA. Management also believes that EBITDA and Adjusted EBITDA are useful measures to investors, allowing them to focus on the Registrant’s recurring results of operations. Additionally, management believes that EBITDA and Adjusted EBITDA are common alternatives to measuring operating performance used by investors and financial analysts to measure value, cash flow and performance. The non-GAAP financial measures described above should be considered in addition to, but not as a substitute for, other measures of financial performance prepared in accordance with GAAP that are presented in the earnings release.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits. The following Exhibit is filed herewith as a part of this report:

Exhibit	Description

99.1	Press Release dated August 11, 2005 with respect to the Registrant’s financial results for the fiscal quarter and six months ended June 30, 2005 (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIND/SVP, Inc.

Date: August 11, 2005	By:	/s/ Peter Stone
Name: Peter Stone Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated August 11, 2005 with respect to the Registrant’s financial results for the fiscal quarter and six months ended June 30, 2005 (furnished only).